UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Annual report
7 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Building a portfolio of best ideas

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, research is used by investment managers to assess whether a company’s stock is undervalued, overvalued, or on target at its current price.

One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and across the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s equity analysts gather information from on-site interviews with company management and through meetings with sources who are able to provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: It represents the select stock picks of Putnam’s large-cap equity analysts, incorporated into a single portfolio that can include both growth- and value-style stocks.

Putnam’s research analysts specialize in sectors and industries

Consumer staples Broadcasting, lodging/tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/software, semiconductors, services

Materials Gold, metals, paper products/packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Research Fund

Interview with your fund’s portfolio manager

Though not without its ups and downs, the U.S. stock market made strong gains for the year ended July 31, 2013. What was it like investing through this period?

Equity markets were beneficiaries of accommodative global monetary policy for the first half of the 12-month period, which in the aggregate gave a decent lift to markets around the world. In Europe, policymakers intervened in bond markets, which boosted sentiment and strengthened credit conditions, while the U.S. Federal Reserve in the fall of 2012 put in another layer of quantitative easing to stimulate continued economic growth. By the spring, however, sentiment had become more guarded, particularly with respect to the Fed’s plans for removing some of its unprecedented stimulus measures.

By June, the broad market as measured by the S&P 500 Index rose to peak levels not seen since 2007 and 2000, but some market observers believed stocks could rise no further. From our research-based perspective, we saw evidence to suggest that markets had yet to top out, which bolstered our conviction across a variety of our investment theses. Economic fundamentals, including housing data, unemployment, durable goods orders, and inventory levels, struck us as being closer to trough to mid-cycle levels, all of which proved supportive of stock market strength.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Research Fund	5

What were the key factors that led the fund to outperform the benchmark?

We continued to focus on stock-specific performance potential in our approach to equity research and portfolio construction. Our stock selection in the cyclical sectors, including financials and industrials, contributed positively to the fund’s returns. The fund’s technology holdings, on the other hand, detracted from returns relative to the benchmark. All in all, we are pleased with the performance of Putnam Research Fund, as it outperformed the benchmark by a decent margin for the fiscal year.

Which holdings or strategies were top contributors to the fund’s performance?

The top contributor for the period was the stock of solar-facility-maker First Solar, which in the fund’s prior fiscal year had been the largest detractor from returns. We had maintained a meaningful exposure to the company on the strength of our positive assessment of its prospects for a turnaround. Indeed, we thought the company’s pipeline of projects was promising enough to suggest that the market had drastically underestimated the stock’s potential. Toward period-end, we sold this position, locking in profits for the fund.

The second-largest contributor was our underweight position in Coca-Cola relative to the benchmark. The market began to move away from more defensive, higher-quality, mega-cap companies in the first six months of the period, and Coca-Cola shares lost value as a result of that trend.

Overall, the financials sector performed well during the period. Many large banks continued to repair their balance sheets, as they saw a resumption of loan growth and a

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Research Fund

decline in the amount of their non-performing loans. Consequently, earnings in the sector began to normalize while perceived risks declined in intensity, and the fund’s positions in financial giants Citigroup and JPMorgan contributed positively to the fund’s return.

Likewise, the housing sector continued to make gains on rising home prices, which gave a leg up to the home improvement industry. Our research identified an out-of-benchmark position in Fortune Brands, a strong-performing home construction and supply company that focuses on cabinetry, plumbing, and accessories, as well as on home security systems.

Which holdings or strategies held fund performance back?

In some cases, our bearish perspective on certain stocks worked against us. For example, the portfolio had an underweight position in Goldman Sachs, which did not help the fund relative to the benchmark, as the company performed well. During the period we were underweight Microsoft, mainly due to our concerns about the weak PC environment. While this hurt relative performance for the period as a whole, the company’s June quarter results validated our concerns as Microsoft missed earnings by a wide margin. After the close of the period, the company announced that CEO Steve Ballmer would be stepping down from his position sometime over the next year. Because we believe that management

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Research Fund	7

leadership in the technology sector can have a particularly meaningful impact on a company’s business execution and, hence, the sustainability of its underlying fundamentals, we are intrigued by the potential that new leadership could bring to the company.

Similarly, our enthusiasm for some stocks did not work out as hoped during the 12-month period. We chose to overweight multinational tobacco distributor Philip Morris International, a stock whose performance was flat-to-down over the past year based on the company’s lackluster earnings.

What is your outlook for stocks?

In our view, the global economic backdrop is broadly positive for the markets as we look toward the closing months of 2013. For example, we expect that Europe represents a lower risk to the global economy than it did a year ago. Notably, European manufacturing data have indicated better-than-expected economic health, and we believe improving credit conditions are helping to resuscitate overall business activity. The picture is even better in the United States, in our view, where we see numerous signs of continued economic acceleration. For example, U.S. manufacturing data recently made healthy gains over prior months; housing has continued to be a tailwind for the economy as a whole; the effects of fiscal sequestration have begun to dissipate; and the U.S. trade deficit shrank noticeably in June as a result of higher exports and declining oil costs.

Our positive view of the economic picture notwithstanding, we also note that markets have run up a fair amount over the past 12 months, which suggests to us that the strong fundamental case for U.S. stocks may,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Research Fund

to a fair degree, have already been priced into the market. Thus, it appears to us that the market may be in the process of transitioning from an aggregate steady rise supported by monetary policy, improving fundamentals, and decreasing risks on the global economic front to a less correlated, stock-picker’s market, in which rigorous fundamental research can take on increased importance. From our perspective, this is positive for Putnam Research Fund, as we actively seek to make the fund’s benchmark-relative outperformance come from our best research ideas across sectors.

Thank you, Aaron, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Kelsey Chen, Ph.D.; Steven W. Curbow; Neil P. Desai; Ferat Ongoren; and Walter D. Scully.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies worldwide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

Research Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.77%	7.41%	6.93%	6.93%	6.96%	6.96%	7.23%	7.01%	7.50%	7.97%

10 years	86.51	75.78	72.83	72.83	72.95	72.95	77.39	71.18	81.80	91.10
Annual average	6.43	5.80	5.62	5.62	5.63	5.63	5.90	5.52	6.16	6.69

5 years	52.94	44.15	47.21	45.21	47.21	47.21	49.14	43.92	50.93	54.88
Annual average	8.87	7.59	8.04	7.75	8.04	8.04	8.32	7.55	8.58	9.14

3 years	60.49	51.26	56.90	53.90	56.87	56.87	58.16	52.62	59.31	61.74
Annual average	17.08	14.79	16.20	15.45	16.19	16.19	16.51	15.13	16.79	17.38

1 year	26.53	19.25	25.60	20.60	25.55	24.55	25.88	21.47	26.17	26.87

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Research Fund

Comparative index returns For periods ended 7/31/13

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	8.13%	7.62%

10 years	108.86	101.15
Annual average	7.64	7.16

5 years	48.72	41.87
Annual average	8.26	7.17

3 years	63.22	56.50
Annual average	17.74	16.06

1 year	25.00	24.96

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/13, there were 948, 872, 787, 515, and 146 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,283 and $17,295, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $17,118. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,180 and $19,110, respectively.

Research Fund	11

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.189		$0.056	$0.067	$0.103		$0.154	$0.233

Capital gains	—		—	—	—		—	—

Total	$0.189		$0.056	$0.067	$0.103		$0.154	$0.233

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/12	$16.35	$17.35	$15.34	$15.38	$15.74	$16.31	$16.26	$16.45

7/31/13	20.46	21.71	19.20	19.23	19.69	20.40	20.33	20.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.46%	7.10%	6.62%	6.62%	6.65%	6.65%	6.92%	6.71%	7.19%	7.66%

10 years	79.99	69.64	66.72	66.72	66.93	66.93	71.14	65.15	75.57	84.47
Annual average	6.05	5.43	5.24	5.24	5.26	5.26	5.52	5.14	5.79	6.31

5 years	43.60	35.34	38.24	36.24	38.33	38.33	40.02	35.12	41.80	45.48
Annual average	7.51	6.24	6.69	6.38	6.71	6.71	6.96	6.21	7.24	7.79

3 years	63.14	53.76	59.54	56.54	59.56	59.56	60.85	55.22	61.98	64.41
Annual average	17.72	15.42	16.85	16.11	16.85	16.85	17.17	15.78	17.44	18.02

1 year	21.11	14.14	20.23	15.23	20.26	19.26	20.58	16.36	20.85	21.47

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Research Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
7/31/12*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Annualized expense ratio for
the six-month period ended
7/31/13†	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses reflect current fees.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2013, to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.25	$10.20	$10.20	$8.89	$7.57	$4.93

Ending value (after expenses)	$1,136.00	$1,132.10	$1,131.80	$1,133.60	$1,134.50	$1,137.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Research Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2013, use the following calculation method. To find the value of your investment on February 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.91	$9.64	$9.64	$8.40	$7.15	$4.66

Ending value (after expenses)	$1,018.94	$1,015.22	$1,015.22	$1,016.46	$1,017.70	$1,020.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Research Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Research Fund	15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Research Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Research Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Research Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Research Fund	19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an

20	Research Fund

assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012—the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Research Fund	21

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 941, 864 and 753 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Research Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 10, 2013

24	Research Fund

The fund’s portfolio 7/31/13

COMMON STOCKS (96.9%)*	Shares	Value

Aerospace and defense (5.2%)
Embraer SA ADR (Brazil) S	2,221	$75,447

European Aeronautic Defence and Space Co. NV (France)	16,324	978,070

General Dynamics Corp.	4,959	423,201

Honeywell International, Inc.	21,685	1,799,421

L-3 Communications Holdings, Inc.	29,311	2,730,320

Northrop Grumman Corp.	22,528	2,073,928

Precision Castparts Corp.	1,845	409,073

Raytheon Co.	24,739	1,777,250

Rockwell Collins, Inc.	1,276	90,813

United Technologies Corp.	19,526	2,061,360

		12,418,883
Air freight and logistics (0.2%)
United Parcel Service, Inc. Class B	5,305	460,474

		460,474
Airlines (0.4%)
Delta Air Lines, Inc. †	30,448	646,411

United Continental Holdings, Inc. †	6,100	212,585

		858,996
Auto components (0.6%)
BorgWarner, Inc. †	2,851	272,071

Johnson Controls, Inc.	20,492	823,983

TRW Automotive Holdings Corp. †	3,618	265,236

		1,361,290
Automobiles (0.7%)
Ford Motor Co.	64,346	1,086,160

General Motors Co. †	15,477	555,160

Tesla Motors, Inc. †	546	73,317

		1,714,637
Beverages (2.6%)
Beam, Inc.	25,454	1,654,255

Brown-Forman Corp. Class B	7,558	548,031

Coca-Cola Enterprises, Inc.	40,049	1,503,439

Dr. Pepper Snapple Group, Inc.	22,623	1,057,399

PepsiCo, Inc.	16,273	1,359,446

		6,122,570
Biotechnology (2.2%)
Amgen, Inc.	8,263	894,800

Celgene Corp. †	14,913	2,190,123

Gilead Sciences, Inc. † S	31,250	1,920,313

Regeneron Pharmaceuticals, Inc. †	1,337	361,070

		5,366,306
Building products (0.5%)
Fortune Brands Home & Security, Inc.	28,949	1,195,883

		1,195,883
Capital markets (2.5%)
Ameriprise Financial, Inc.	8,799	783,111

Blackstone Group LP (The)	26,692	601,905

Charles Schwab Corp. (The) S	67,315	1,486,988

Goldman Sachs Group, Inc. (The)	500	82,015

Invesco, Ltd.	15,168	488,258

Research Fund	25

COMMON STOCKS (96.9%)* cont.	Shares	Value

Capital markets cont.
KKR & Co. LP	41,645	$851,640

Morgan Stanley S	29,954	815,048

State Street Corp. S	12,221	851,437

		5,960,402
Chemicals (2.2%)
Agrium, Inc. (Canada)	2,082	176,970

Albemarle Corp.	4,342	269,247

Celanese Corp. Ser. A S	5,621	270,145

Dow Chemical Co. (The)	10,111	354,289

Eastman Chemical Co.	6,933	557,621

Ecolab, Inc.	10,111	931,628

Huntsman Corp.	9,715	175,064

LyondellBasell Industries NV Class A	13,829	950,191

Monsanto Co.	13,350	1,318,713

Solvay SA (Belgium)	656	88,667

Tronox, Ltd. Class A S	12,775	277,345

		5,369,880
Commercial banks (2.7%)
Comerica, Inc.	7,573	322,155

KeyCorp	67,023	823,713

Regions Financial Corp.	122,490	1,226,125

U.S. Bancorp	42,457	1,584,495

Wells Fargo & Co.	47,667	2,073,515

Zions Bancorp. S	18,129	537,344

		6,567,347
Commercial services and supplies (0.4%)
ADT Corp. (The) † S	4,369	175,110

Tyco International, Ltd.	19,755	687,672

		862,782
Communications equipment (2.2%)
Cisco Systems, Inc.	106,614	2,723,988

Polycom, Inc. †	5,056	48,335

Qualcomm, Inc.	39,646	2,559,149

		5,331,472
Computers and peripherals (4.4%)
Apple, Inc.	16,117	7,292,937

Dell, Inc.	18,664	236,473

EMC Corp.	33,391	873,175

Hewlett-Packard Co. S	29,961	769,398

NetApp, Inc.	17,021	699,904

SanDisk Corp. †	12,730	701,678

		10,573,565
Construction and engineering (—%)
KBR, Inc.	3,515	109,949

		109,949
Construction materials (0.1%)
Martin Marietta Materials, Inc.	2,066	205,774

		205,774
Consumer finance (0.6%)
American Express Co.	10,753	793,249

Capital One Financial Corp.	1,574	108,637

Discover Financial Services	11,784	583,426

		1,485,312

26	Research Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Containers and packaging (0.4%)
MeadWestvaco Corp.	14,640	$540,948

Sealed Air Corp.	15,246	415,301

		956,249
Diversified financial services (4.9%)
Bank of America Corp.	156,312	2,282,155

Citigroup, Inc.	68,086	3,550,004

CME Group, Inc.	15,552	1,150,537

JPMorgan Chase & Co.	85,016	4,737,942

		11,720,638
Diversified telecommunication services (1.0%)
CenturyLink, Inc.	4,098	146,902

Verizon Communications, Inc.	47,031	2,327,094

		2,473,996
Electric utilities (1.5%)
American Electric Power Co., Inc.	6,835	316,802

Duke Energy Corp.	10,813	767,723

Edison International	12,384	617,342

Exelon Corp.	2,198	67,237

FirstEnergy Corp. S	17,183	654,157

NextEra Energy, Inc.	9,460	819,331

PPL Corp.	7,844	249,204

Southern Co. (The)	5,004	224,379

		3,716,175
Electrical equipment (0.6%)
Eaton Corp PLC	4,347	299,726

Schneider Electric SA (France)	14,193	1,127,562

		1,427,288
Energy equipment and services (2.4%)
Cameron International Corp. †	6,938	411,423

Halliburton Co.	35,942	1,624,219

McDermott International, Inc. †	22,774	196,995

Oceaneering International, Inc.	1,831	148,476

Petrofac, Ltd. (United Kingdom)	35,905	719,441

Schlumberger, Ltd.	26,210	2,131,659

SPT Energy Group, Inc. (China) S	268,000	159,302

Weatherford International, Ltd. †	17,345	242,136

		5,633,651
Food and staples retail (2.0%)
Costco Wholesale Corp.	7,532	883,428

CVS Caremark Corp.	22,310	1,371,842

Kroger Co. (The)	13,615	534,661

Wal-Mart Stores, Inc.	17,422	1,357,871

Walgreen Co.	3,389	170,297

Whole Foods Market, Inc.	7,094	394,285

		4,712,384
Food products (1.5%)
General Mills, Inc.	3,677	191,204

Hershey Co. (The)	2,974	282,143

Hillshire Brands Co.	7,104	250,132

Kellogg Co.	5,961	394,857

Research Fund	27

COMMON STOCKS (96.9%)* cont.	Shares	Value

Food products cont.
Kraft Foods Group, Inc.	10,710	$605,972

Mead Johnson Nutrition Co.	6,427	468,143

Mondelez International, Inc. Class A	33,574	1,049,859

Pinnacle Foods, Inc. S	4,356	110,947

S&W Seed Co. † S	9,286	66,859

Tyson Foods, Inc. Class A	4,517	124,760

WhiteWaves Foods Co. Class A †	3,891	72,723

		3,617,599
Health-care equipment and supplies (2.0%)
Abbott Laboratories	15,756	577,142

Baxter International, Inc.	13,166	961,645

Boston Scientific Corp. †	24,943	272,378

CareFusion Corp. †	8,622	332,551

Covidien PLC	12,446	767,047

Intuitive Surgical, Inc. †	568	220,384

Medtronic, Inc.	7,827	432,363

St. Jude Medical, Inc. S	11,432	598,922

Tornier NV (Netherlands) † S	5,871	96,284

Zimmer Holdings, Inc. S	6,249	521,667

		4,780,383
Health-care providers and services (2.3%)
Aetna, Inc.	5,481	351,716

Catamaran Corp. †	21,381	1,128,917

Emeritus Corp. †	14,748	342,006

Express Scripts Holding Co. †	9,964	653,140

HealthSouth Corp. †	11,653	379,422

Humana, Inc. S	4,058	370,333

McKesson Corp.	6,045	741,480

UnitedHealth Group, Inc.	20,867	1,520,161

		5,487,175
Hotels, restaurants, and leisure (1.8%)
Bloomin’ Brands, Inc. † S	20,565	485,334

Krispy Kreme Doughnuts, Inc. †	13,638	286,671

McDonald’s Corp.	11,512	1,129,097

Penn National Gaming, Inc. † S	9,974	498,600

Starbucks Corp.	14,029	999,426

Vail Resorts, Inc.	3,952	264,705

Wyndham Worldwide Corp.	12,370	770,651

		4,434,484
Household durables (0.5%)
D.R. Horton, Inc. S	15,138	304,274

Lennar Corp. Class A	82	2,777

PulteGroup, Inc. †	23,382	388,843

Whirlpool Corp.	4,319	578,487

		1,274,381
Independent power producers and energy traders (0.5%)
AES Corp.	9,027	112,296

Calpine Corp. †	26,892	538,109

NRG Energy, Inc.	19,778	530,446

		1,180,851

28	Research Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Industrial conglomerates (0.3%)
Siemens AG (Germany)	6,403	$701,135

		701,135
Insurance (3.2%)
Allstate Corp. (The)	13,477	687,057

American International Group, Inc. †	28,236	1,285,020

Assured Guaranty, Ltd.	5,716	123,694

Berkshire Hathaway, Inc. Class B †	13,521	1,566,678

Chubb Corp. (The)	4,011	346,952

Genworth Financial, Inc. Class A †	19,054	247,511

Hartford Financial Services Group, Inc. (The) S	16,037	494,902

Lincoln National Corp.	9,896	412,366

Marsh & McLennan Cos., Inc.	17,288	723,849

MetLife, Inc.	28,974	1,402,921

Travelers Cos., Inc. (The)	5,835	487,514

		7,778,464
Internet and catalog retail (1.4%)
Amazon.com, Inc. †	6,808	2,050,706

HomeAway, Inc. † S	5,374	161,811

Priceline.com, Inc. †	1,207	1,056,934

		3,269,451
Internet software and services (2.9%)
eBay, Inc. †	28,384	1,467,169

Facebook, Inc. Class A †	13,374	492,564

Google, Inc. Class A †	4,468	3,965,797

Yahoo!, Inc. †	39,656	1,113,937

		7,039,467
IT Services (2.6%)
Accenture PLC Class A S	4,168	307,640

Alliance Data Systems Corp. †	843	166,729

Cognizant Technology Solutions Corp. †	6,639	480,597

Computer Sciences Corp.	18,898	900,679

Fidelity National Information Services, Inc.	15,046	649,385

IBM Corp.	6,885	1,342,850

MasterCard, Inc. Class A	530	323,623

Visa, Inc. Class A S	12,035	2,130,315

		6,301,818
Leisure equipment and products (0.3%)
Brunswick Corp.	6,714	253,454

Hasbro, Inc. S	7,823	359,858

		613,312
Life sciences tools and services (0.5%)
Agilent Technologies, Inc.	8,941	399,931

Thermo Fisher Scientific, Inc. S	9,720	885,589

		1,285,520
Machinery (0.2%)
Joy Global, Inc. S	3,754	185,823

Pall Corp.	1,038	72,618

Parker Hannifin Corp.	1,717	177,332

Xylem, Inc.	2,031	50,633

		486,406

Research Fund	29

COMMON STOCKS (96.9%)* cont.	Shares	Value

Media (4.5%)
CBS Corp. Class B	51,172	$2,703,928

Comcast Corp. Class A	30,842	1,390,357

DIRECTV †	4,644	293,826

DISH Network Corp. Class A	5,817	259,729

Liberty Global PLC Ser. C (United Kingdom) †	11,463	884,485

Time Warner Cable, Inc.	6,878	784,573

Time Warner, Inc.	9,461	589,042

Twenty-First Century Fox, Inc.	15,960	476,885

Viacom, Inc. Class B	16,567	1,205,581

Walt Disney Co. (The) S	32,320	2,089,488

		10,677,894
Metals and mining (0.4%)
Allegheny Technologies, Inc.	37	1,020

Barrick Gold Corp. (Canada)	3,831	65,012

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	11,023	311,730

Nucor Corp. S	8,142	380,883

Steel Dynamics, Inc.	12,302	191,419

		950,064
Multi-utilities (1.0%)
Ameren Corp.	13,434	481,072

CMS Energy Corp.	12,291	344,025

Dominion Resources, Inc.	7,750	459,653

PG&E Corp.	16,147	740,986

Sempra Energy	4,920	431,140

		2,456,876
Multiline retail (1.3%)
Dollar General Corp. †	11,778	643,903

Macy’s, Inc.	17,561	848,899

Nordstrom, Inc.	7,963	487,654

Target Corp. S	15,375	1,095,469

		3,075,925
Oil, gas, and consumable fuels (8.2%)
Anadarko Petroleum Corp.	15,772	1,396,137

Cabot Oil & Gas Corp.	7,430	563,343

Cameco Corp. (Canada)	3,440	69,901

Chevron Corp.	21,177	2,665,973

CONSOL Energy, Inc.	6,249	193,906

Energy Transfer Equity L.P.	14,936	996,829

Exxon Mobil Corp.	39,457	3,699,094

Marathon Oil Corp.	55,783	2,028,270

Marathon Petroleum Corp.	2,795	204,957

Occidental Petroleum Corp.	16,734	1,490,163

Phillips 66	5,396	331,854

QEP Resources, Inc.	40,393	1,231,583

Royal Dutch Shell PLC ADR (United Kingdom)	24,188	1,653,250

Southwestern Energy Co. †	28,369	1,100,434

Suncor Energy, Inc. (Canada)	61,754	1,953,279

		19,578,973

30	Research Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value

Paper and forest products (0.3%)
International Paper Co.	16,574	$800,690

		800,690
Personal products (0.5%)
Coty, Inc. Class A † S	54,080	929,635

Herbalife, Ltd. S	2,755	180,453

		1,110,088
Pharmaceuticals (5.7%)
AbbVie, Inc.	33,516	1,524,308

Actavis, Inc. † S	10,441	1,401,913

Allergan, Inc.	10,761	980,542

AstraZeneca PLC ADR (United Kingdom) S	13,818	700,849

Auxilium Pharmaceuticals, Inc. †	31,771	583,316

Bristol-Myers Squibb Co.	10,291	444,983

Eli Lilly & Co.	22,042	1,170,651

Johnson & Johnson	31,122	2,909,907

Merck & Co., Inc.	29,636	1,427,566

Pfizer, Inc.	67,278	1,966,536

Zoetis, Inc.	21,204	632,091

		13,742,662
Professional services (0.1%)
Verisk Analytics, Inc. Class A †	3,522	226,676

		226,676
Real estate investment trusts (REITs) (2.0%)
Alexandria Real Estate Equities, Inc. R	1,512	103,572

American Campus Communities, Inc. R	5,244	201,422

American Tower Corp. Class A R	13,864	981,433

AvalonBay Communities, Inc. R S	2,802	379,223

DDR Corp. R	6,020	102,822

Equity Lifestyle Properties, Inc. R	5,546	213,466

Equity One, Inc. R S	4,426	102,418

Health Care REIT, Inc. R	7,385	476,259

Plum Creek Timber Co., Inc. R S	6,859	334,582

Prologis, Inc. R	10,430	400,095

Public Storage R	3,360	534,979

Simon Property Group, Inc. R	4,347	695,781

Ventas, Inc. R	3,247	213,458

		4,739,510
Real estate management and development (0.2%)
CBRE Group, Inc. Class A †	16,046	371,786

		371,786
Road and rail (1.0%)
CSX Corp.	30,367	753,405

Union Pacific Corp.	9,724	1,542,129

		2,295,534
Semiconductors and semiconductor equipment (2.4%)
Altera Corp.	5,071	180,325

Applied Materials, Inc.	46,330	755,642

ASML Holding NV ADR (Netherlands)	2,760	248,124

Fairchild Semiconductor International, Inc. †	35,701	450,547

Research Fund	31

COMMON STOCKS (96.9%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.
Intel Corp. S	50,059	$1,166,375

Lam Research Corp. † S	20,191	993,801

Micron Technology, Inc. †	44,137	584,815

Texas Instruments, Inc.	8,049	315,521

Xilinx, Inc. S	22,930	1,070,602

		5,765,752
Software (2.8%)
Adobe Systems, Inc. †	5,998	283,585

Intuit, Inc.	7,951	508,228

Microsoft Corp.	68,125	2,168,419

Oracle Corp.	68,447	2,214,260

Red Hat, Inc. †	29,942	1,550,097

SAP AG (Germany)	6	442

		6,725,031
Specialty retail (2.4%)
Bed Bath & Beyond, Inc. † S	11,585	885,905

Best Buy Co., Inc. S	12,524	376,847

Five Below, Inc. † S	10,494	407,797

Home Depot, Inc. (The)	21,410	1,692,032

Lowe’s Cos., Inc.	22,036	982,365

Office Depot, Inc. †	64,847	280,788

TJX Cos., Inc. (The)	21,143	1,100,282

		5,726,016
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc.	7,700	488,642

Michael Kors Holdings, Ltd. (Hong Kong) †	8,687	584,983

NIKE, Inc. Class B	6,361	400,234

		1,473,859
Tobacco (2.7%)
Altria Group, Inc.	75,273	2,639,071

Philip Morris International, Inc.	42,851	3,821,452

		6,460,523
Trading companies and distributors (0.4%)
HD Supply Holdings, Inc. †	18,198	389,073

WESCO International, Inc. † S	7,322	554,861

		943,934
Water utilities (0.1%)
American Water Works Co., Inc.	3,631	154,971

		154,971

Total common stocks (cost $201,038,082)		$232,133,113

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	5,340	$342,454

Total convertible preferred stocks (cost $267,000)		$342,454

SHORT-TERM INVESTMENTS (12.2%)*	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.10%, April 3, 2014	$17,000	$16,992

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014	160,000	159,951

32	Research Fund

SHORT-TERM INVESTMENTS (12.2%)* cont.	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.13% [d]	21,650,626	$21,650,626

Putnam Short Term Investment Fund 0.02% L	7,369,627	7,369,627

Total short-term investments (cost $29,197,149)		$29,197,196

TOTAL INVESTMENTS

Total investments (cost $230,502,231)		$261,672,763

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $239,585,789.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $3,708,356)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Euro	Buy	9/18/13	$1,892,459	$1,845,627	$46,832

	Euro	Sell	9/18/13	1,892,459	1,862,729	(29,730)

Total						$17,102

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/13

			Fixed payments	Total return
Swap counterparty/		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

Deutsche Bank AG
baskets	8,453	7/1/14	(3 month USD-LIBOR-BBA	A basket (DBPTCABL)	$9,530
			plus 0.35%)	of common stocks

Total					$9,530

Research Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:*

Consumer discretionary	$33,621,249	$—	$—

Consumer staples	22,023,164	—	—

Energy	24,493,183	719,441	—

Financials	38,623,459	—	—

Health care	30,662,046	—	—

Industrials	19,181,173	2,806,767	—

Information technology	41,736,663	442	—

Materials	8,193,990	88,667	—

Telecommunication services	2,473,996	—	—

Utilities	7,508,873	—	—

Total common stocks	228,517,796	3,615,317	—

Convertible preferred stocks	342,454	—	—

Short-term investments	7,369,627	21,827,569	—

Totals by level	$236,229,877	$25,442,886	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$17,102	$—

Total return swap contracts	—	9,530	—

Totals by level	$—	$26,632	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

34	Research Fund

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value, including $21,047,675 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $201,481,978)	$232,652,510
Affiliated issuers (identified cost $29,020,253) (Notes 1 and 5)	29,020,253

Foreign currency (cost $321) (Note 1)	320

Dividends, interest and other receivables	303,829

Receivable for shares of the fund sold	34,427

Receivable for investments sold	1,979,349

Unrealized appreciation on forward currency contracts (Note 1)	46,832

Unrealized appreciation on OTC swap contracts (Note 1)	9,530

Total assets	264,047,050

LIABILITIES

Payable for investments purchased	2,157,660

Payable for shares of the fund repurchased	158,511

Payable for compensation of Manager (Note 2)	112,529

Payable for custodian fees (Note 2)	22,301

Payable for investor servicing fees (Note 2)	41,618

Payable for Trustee compensation and expenses (Note 2)	135,154

Payable for administrative services (Note 2)	378

Payable for distribution fees (Note 2)	63,408

Unrealized depreciation on forward currency contracts (Note 1)	29,730

Collateral on securities loaned, at value (Note 1)	21,650,626

Other accrued expenses	89,346

Total liabilities	24,461,261

Net assets	$239,585,789

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$307,450,578

Undistributed net investment income (Note 1)	87,038

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(99,148,137)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	31,196,310

Total — Representing net assets applicable to capital shares outstanding	$239,585,789

(Continued on next page)

Research Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($201,220,462 divided by 9,836,367 shares)	$20.46

Offering price per class A share (100/94.25 of $20.46)*	$21.71

Net asset value and offering price per class B share ($10,097,805 divided by 526,007 shares)**	$19.20

Net asset value and offering price per class C share ($12,226,675 divided by 635,741 shares)**	$19.23

Net asset value and redemption price per class M share ($4,018,536 divided by 204,091 shares)	$19.69

Offering price per class M share (100/96.50 of $19.69)*	$20.40

Net asset value, offering price and redemption price per class R share
($244,189 divided by 12,009 shares)	$20.33

Net asset value, offering price and redemption price per class Y share
($11,778,122 divided by 571,992 shares)	$20.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36	Research Fund

Statement of operations Year ended 7/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $18,920)	$4,638,442

Interest (including interest income of $4,340 from investments in affiliated issuers) (Note 5)	22,566

Securities lending (Note 1)	96,612

Total investment income	4,757,620

EXPENSES

Compensation of Manager (Note 2)	1,251,275

Investor servicing fees (Note 2)	617,716

Custodian fees (Note 2)	43,006

Trustee compensation and expenses (Note 2)	20,309

Distribution fees (Note 2)	708,536

Administrative services (Note 2)	6,288

Other	159,835

Total expenses	2,806,965

Expense reduction (Note 2)	(18,405)

Net expenses	2,788,560

Net investment income	1,969,060

Net realized gain on investments (Notes 1 and 3)	26,586,273

Net realized gain on swap contracts (Note 1)	11,884

Net realized gain on futures contracts (Note 1)	265,230

Net realized loss on foreign currency transactions (Note 1)	(86,812)

Net realized gain on written options (Notes 1 and 3)	17,615

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,265)

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	23,676,764

Net gain on investments	50,467,689

Net increase in net assets resulting from operations	$52,436,749

The accompanying notes are an integral part of these financial statements.

Research Fund	37

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/13	Year ended 7/31/12

Operations:
Net investment income	$1,969,060	$1,602,400

Net realized gain on investments
and foreign currency transactions	26,794,190	7,250,915

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	23,673,499	3,762,180

Net increase in net assets resulting from operations	52,436,749	12,615,495

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,963,257)	(1,593,744)

Class B	(35,048)	—

Class C	(43,464)	(17,573)

Class M	(22,485)	(15,382)

Class R	(1,696)	(1,057)

Class Y	(122,596)	(63,770)

Increase in capital from settlement payments	—	24,032

Redemption fees (Note 1)	26	297

Decrease from capital share transactions (Note 4)	(20,977,337)	(19,769,035)

Total increase (decrease) in net assets	29,270,892	(8,820,737)

NET ASSETS

Beginning of year	210,314,897	219,135,634

End of year (including undistributed net investment income
of $87,038 and $452,595, respectively)	$239,585,789	$210,314,897

The accompanying notes are an integral part of these financial statements.

38	Research Fund

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Research Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
July 31, 2013	$16.35	.17	4.13	4.30	(.19)	—	(.19)	—	—	$20.46	26.53	$201,220	1.19	.95	96
July 31, 2012	15.51	.13	.85	.98	(.14)	—	(.14)	—	— [e,h]	16.35	6.37	178,021	1.26	.85	108
July 31, 2011	13.08	.08	2.41	2.49	(.08)	—	(.08)	—	.02 [f]	15.51	19.24	183,969	1.23	.53	99
July 31, 2010	11.59	.07	1.53	1.60	(.10)	(.01)	(.11)	—	—	13.08	13.80	184,136	1.26 [d]	.53 [d]	106
July 31, 2009	13.99	.11	(2.41) [g]	(2.30)	(.10)	—	(.10)	—	—	11.59	(16.26) [g]	179,816	1.18 [d]	1.04 [d]	130

Class B
July 31, 2013	$15.34	.04	3.88	3.92	(.06)	—	(.06)	—	—	$19.20	25.60	$10,098	1.94	.22	96
July 31, 2012	14.54	.01	.79	.80	—	—	—	—	— [e,h]	15.34	5.50	10,441	2.01	.11	108
July 31, 2011	12.28	(.03)	2.27	2.24	—	—	—	—	.02 [f]	14.54	18.40	14,078	1.98	(.21)	99
July 31, 2010	10.87	(.02)	1.43	1.41	— [e]	— [e]	— [e]	—	—	12.28	12.99	18,522	2.01 [d]	(.20) [d]	106
July 31, 2009	13.09	.03	(2.25) [g]	(2.22)	—	—	—	—	—	10.87	(16.96) [g]	27,769	1.93 [d]	.31 [d]	130

Class C
July 31, 2013	$15.38	.03	3.89	3.92	(.07)	—	(.07)	—	—	$19.23	25.55	$12,227	1.94	.20	96
July 31, 2012	14.60	.01	.79	.80	(.02)	—	(.02)	—	— [e,h]	15.38	5.51	10,525	2.01	.10	108
July 31, 2011	12.33	(.03)	2.28	2.25	—	—	—	—	.02 [f]	14.60	18.41	11,443	1.98	(.22)	99
July 31, 2010	10.94	(.03)	1.45	1.42	(.03)	— [e]	(.03)	—	—	12.33	12.97	10,736	2.01 [d]	(.22) [d]	106
July 31, 2009	13.17	.03	(2.26) [g]	(2.23)	—	—	—	—	—	10.94	(16.93) [g]	10,874	1.93 [d]	.29 [d]	130

Class M
July 31, 2013	$15.74	.08	3.97	4.05	(.10)	—	(.10)	—	—	$19.69	25.88	$4,019	1.69	.46	96
July 31, 2012	14.94	.05	.81	.86	(.06)	—	(.06)	—	— [e,h]	15.74	5.78	3,692	1.76	.35	108
July 31, 2011	12.59	— [e]	2.34	2.34	(.01)	—	(.01)	—	.02 [f]	14.94	18.77	4,084	1.73	.03	99
July 31, 2010	11.17	— [e]	1.47	1.47	(.05)	— [e]	(.05)	—	—	12.59	13.19	3,961	1.76 [d]	.03 [d]	106
July 31, 2009	13.44	.05	(2.30) [g]	(2.25)	(.02)	—	(.02)	—	—	11.17	(16.69) [g]	4,254	1.68 [d]	.54 [d]	130

Class R
July 31, 2013	$16.26	.12	4.10	4.22	(.15)	—	(.15)	—	—	$20.33	26.17	$244	1.44	.69	96
July 31, 2012	15.44	.09	.84	.93	(.11)	—	(.11)	—	— [e,h]	16.26	6.06	176	1.51	.60	108
July 31, 2011	13.02	.04	2.42	2.46	(.06)	—	(.06)	—	.02 [f]	15.44	19.06	143	1.48	.28	99
July 31, 2010	11.55	.04	1.52	1.56	(.08)	(.01)	(.09)	—	—	13.02	13.47	102	1.51 [d]	.28 [d]	106
July 31, 2009	13.92	.09	(2.40) [g]	(2.31)	(.06)	—	(.06)	—	—	11.55	(16.51) [g]	103	1.43 [d]	.77 [d]	130

Class Y
July 31, 2013	$16.45	.22	4.15	4.37	(.23)	—	(.23)	—	—	$20.59	26.87	$11,778.94		1.17	96
July 31, 2012	15.62	.17	.83	1.00	(.17)	—	(.17)	—	— [e,h]	16.45	6.54	7,461	1.01	1.10	108
July 31, 2011	13.16	.12	2.44	2.56	(.12)	—	(.12)	—	.02 [f]	15.62	19.66	5,418.98		.77	99
July 31, 2010	11.66	.10	1.54	1.64	(.13)	(.01)	(.14)	—	—	13.16	14.05	3,802	1.01 [d]	.78 [d]	106
July 31, 2009	14.10	.14	(2.43) [g]	(2.29)	(.15)	—	(.15)	—	—	11.66	(16.04) [g]	3,838	.93 [d]	1.30 [d]	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Research Fund	Research Fund	41

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2010	0.03%

July 31, 2009	0.27

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to $0.02 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to the following amounts per share outstanding on March 13, 2009:

Per share

Class A	$0.15

Class B	0.14

Class C	0.14

Class M	0.14

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 1.08% for the year ended July 31, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings,  Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

42	Research Fund

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Research Fund	43

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

44	Research Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Research Fund	45

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $21,047,675. The fund received cash collateral of $21,650,626.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

46	Research Fund

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2013, the fund had a capital loss carryover of $98,793,921 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

47,990,206	N/A	47,990,206	July 31, 2017

50,803,715	N/A	50,803,715	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and foreign currency gains and losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $146,071 to decrease undistributed net investment income, $6 to decrease paid-in-capital and $146,077 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$34,633,068
Unrealized depreciation	(3,816,752)

Net unrealized appreciation	30,816,316
Undistributed ordinary income	113,334
Capital loss carryforward	(98,793,921)

Cost for federal income tax purposes	$230,856,447

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

Research Fund	47

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$520,058	Class R	530

Class B	28,134	Class Y	27,696

Class C	30,792	Total	$617,716

Class M	10,506

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $494 under the expense offset arrangements and by $17,911 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $166, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

48	Research Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$467,457	Class M	28,324

Class B	100,991	Class R	950

Class C	110,814	Total	$708,536

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,380 and $378 from the sale of class A and class M shares, respectively, and received $9,199 and $668 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $205,415,702 and $229,122,002, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	number of contracts	premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	165,333	43,863
Options exercised	—	—
Options expired	—	—
Options closed	(165,333)	(43,863)

Written options outstanding at the
end of the reporting period	—	$—

Research Fund	49

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	408,603	$7,362,241	883,571	$13,393,161

Shares issued in connection with
reinvestment of distributions	110,510	1,878,673	102,076	1,516,848

	519,113	9,240,914	985,647	14,910,009

Shares repurchased	(1,573,829)	(28,346,466)	(1,952,537)	(30,160,307)

Net decrease	(1,054,716)	$(19,105,552)	(966,890)	$(15,250,298)

	Year ended 7/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	60,228	$1,021,747	72,068	$1,036,832

Shares issued in connection with
reinvestment of distributions	2,122	34,023	—	—

	62,350	1,055,770	72,068	1,036,832

Shares repurchased	(217,062)	(3,674,074)	(359,641)	(5,191,775)

Net decrease	(154,712)	$(2,618,304)	(287,573)	$(4,154,943)

	Year ended 7/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	58,266	$1,016,717	28,943	$410,694

Shares issued in connection with
reinvestment of distributions	2,561	41,134	1,165	16,355

	60,827	1,057,851	30,108	427,049

Shares repurchased	(109,607)	(1,854,299)	(129,521)	(1,877,317)

Net decrease	(48,780)	$(796,448)	(99,413)	$(1,450,268)

	Year ended 7/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	4,539	$80,707	11,467	$166,644

Shares issued in connection with
reinvestment of distributions	1,356	22,269	1,063	15,253

	5,895	102,976	12,530	181,897

Shares repurchased	(36,395)	(632,975)	(51,413)	(761,834)

Net decrease	(30,500)	$(529,999)	(38,883)	$(579,937)

	Year ended 7/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	5,961	$109,724	2,955	$45,116

Shares issued in connection with
reinvestment of distributions	100	1,696	71	1,057

	6,061	111,420	3,026	46,173

Shares repurchased	(4,872)	(87,689)	(1,444)	(22,560)

Net increase	1,189	$23,731	1,582	$23,613

50	Research Fund

	Year ended 7/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	218,729	$3,892,486	163,207	$2,552,634

Shares issued in connection with
reinvestment of distributions	7,118	121,639	4,215	62,934

	225,847	4,014,125	167,422	2,615,568

Shares repurchased	(107,312)	(1,964,890)	(60,956)	(972,770)

Net increase	118,535	$2,049,235	106,466	$1,642,798

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$4,337,767	$21,711,896	$26,049,663	$3,214	$—

Putnam Short Term
Investment Fund*	—	24,705,110	17,335,483	1,126	7,369,627

Totals	$4,337,767	$46,417,006	$43,385,146	$4,340	$7,369,627

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	11,000

Written equity option contracts (number of contracts)	—*

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$2,300,000

OTC total return swap contracts (notional)	$200,000

* For the reporting period, the transaction volume was minimal.

Research Fund	51

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$46,832	Payables	$29,730

Equity contracts	Receivables	9,530	Payables	—

Total		$56,362		$29,730

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(86,703)	$—	$(86,703)

Equity contracts	178,672	265,230	—	11,884	$455,786

Total	$178,672	$265,230	$(86,703)	$11,884	$369,083

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$(2,411)	$—	$(2,411)

Equity contracts	(65,735)	—	9,530	$(56,205)

Total	$(65,735)	$(2,411)	$9,530	$(58,616)

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

52	Research Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,189 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Research Fund	53

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

54	Research Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Research Fund	55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

56	Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN067
282832 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$36,668	$--	$4,200	$ —
July 31, 2012	$39,696	$--	$4,100	$ —

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$ —	$ —	$ —

July 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013